UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2020

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	SEAC	Nasdaq
Series A Participating Preferred Stock Purchase Rights	SEAC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Sublease Agreement

On December 19, 2019 SeaChange International, Inc. (“SeaChange”) and Saucony, Inc. (“Saucony”) entered into a Sublease Agreement (the “Agreement”) for approximately 17,077 square feet of rentable space at 10 CityPoint, 500 Totten Pond Road, Waltham, Massachusetts 02451 for an initial term through February 28, 2025 with an option to extend the sublease until February 28, 2028. On January 3, 2020 the landlord, The Trustees of ZEE EM Trust II, consented to the execution of the Agreement between Saucony and SeaChange, at which time the Agreement became effective.

NOL Plan

Effective January 6, 2020, SeaChange determined that The Vanguard Group, Inc. (“Vanguard”) shall not be deemed an “Acquiring Person” pursuant to the terms of the Tax Benefits Preservation Plan, dated as of March 4, 2019 (the “NOL Plan”), between SeaChange and Computershare Inc., as Rights Agent, on the basis of a representation letter, dated as of January 3, 2020, from Vanguard on the basis of which SeaChange determined that Vanguard did not jeopardize or endanger SeaChange’s ability to utilize “Tax Benefits”, as defined in the NOL Plan. A copy of the representation letter is filed herewith as Exhibit 4.1.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth under Item 1.01 above of this Current Report on Form 8-K under the heading “NOL Plan” is incorporate into this Item 3.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

4.1	Letter agreement, dated as of January 3, 2019, by and between SeaChange International, Inc. and The Vanguard Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Michael D. Prinn
Michael D. Prinn
Chief Financial Officer, Senior Vice President & Treasurer

Dated: January 9, 2020